UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 9, 2020

BLUE CAPITAL REINSURANCE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-36169	98-1120002
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House

100 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 278-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, par value $1.00 per share	BCRH	New York Stock Exchange
Common Shares, par value $1.00 per share	BCRH.BH	Bermuda Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 9, 2020, Blue Capital Reinsurance Holdings Ltd. (“Blue Capital” or the “Company”) announced its intention to file a Form 25 (Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934) with the U.S. Securities and Exchange Commission (the “SEC”) to voluntarily withdraw its common shares from listing on the New York Stock Exchange (“NYSE”). The Company expects to file the Form 25 on or about March 19, 2020 and expects the delisting to be effective approximately 10 days after the filing of the Form 25. As a result, the Company expects that the last trading day of its common stock on the NYSE will be on or about March 30, 2020. The Company will also withdraw its listing with the Bermuda Stock Exchange (“BSX”) prior to July 31, 2020.

The voluntary delisting is part of Blue Capital’s previously announced decision to cease active operations and pursue an orderly run-off of its liabilities and in force portfolio and return capital to shareholders. The delisting from NYSE and the BSX will not impact the Company’s ability to make future distributions.

After the effectiveness of the Form 25 filing, Blue Capital expects to file a Form 15 with the SEC, requesting the suspension of Blue Capital’s reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934.

Following delisting and deregistration, the Company believes that its common shares will continue to be quoted on the OTC Pink Open Market (“OTC Pink”), a centralized electronic quotation service operated by the OTC Markets for over-the-counter securities. However, the Company can give no assurance that trading in its common shares will continue in the future on the OTC Pink, on any securities exchange, or in any other quotation medium.

The Company’s press release dated March 9, 2020 furnished as Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press Release dated March 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Capital Reinsurance Holdings Ltd. (Registrant)

March 9, 2020	By:	/s/ John V. Del Col
Date	Name:	John V. Del Col
	Title:	Secretary

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